U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 17, 2005
                                                         ----------------

                         FREESTAR TECHNOLOGY CORPORATION
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Nevada                        0-28749                 88-0447457
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(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer of
       Incorporation)                                        Identification No.)


                    60 Lower Baggot Street, Dublin 2 Ireland
                    ----------------------------------------
                    (Address of Principal Executive Offices)

         Company's telephone number, including area code: 353 1 602 4757
                                                          --------------


           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

       [ ] Written communications  pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

       [ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On October 17, 2005, the Company issued the following unregistered (restricted) securities of the company to Paul Egan, Ciaran Egan, and Fionn Stakelum for services rendered to the company, as follows:

     Paul Egan:         2,000,000 shares of Series B preferred stock.
                        1,000,000 shares of Series A preferred stock

     Ciaran Egan:       1,500,000 shares of Series B preferred stock.
     Fionn Stakelum:    500,000 shares of Series B preferred stock.

     The Company discovered that the Certificates of Designation for the Series A and Series B preferred stock of the Company had inadvertently not been filed before this stock was issued. Thereafter, the Certificates of Designation were filed with the Nevada Secretary of State on June 22, 2005 (see Exhibits 4.1 and 4.2). Since Nevada law requires that such Certificates be filed before this stock issued, the Company received back and cancelled all of the preferred stock that had been issued by the Company and new preferred stock certificates were then issued (as set forth above).

     The Series A preferred stock was originally issued with the intention that it would be convertible into 12 shares of common stock, provided certain financial goals were met by the Company (which have not been met). However, with the one for seven reverse split of the Company's common stock, effective on November 8, 2004, this reduced the convertibility of this stock down to 1.71 to one.

     The Series B preferred stock that was issued prior to November 8, 2004 (1,000,000 shares for Paul Egan, 1,000,000 shares for Ciaran Egan, and 500,000 shares for Fionn Stakelum) was originally issued with the intention that it would be convertible into 12 shares of common stock, with no restrictions.
However, with the one for seven reverse split of the Company's common stock, effective on November 8, 2004, this reduced the convertibility of these 2,500,000 shares down to 1.71 to one.

     The Company originally reported that 1,500,000 shares of Series B preferred stock was issued on February 21, 2005. However, the Company later determined that these shares had not been issued by the Company's transfer agent, and were therefore issued as discussed above.



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                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              FreeStar Technology Corporation



Dated: November 2, 2005                       By: /s/ Paul Egan
                                                  --------------------
                                                  Paul Egan, President



                                  EXHIBIT INDEX

Number                             Description
------                             -----------

4.1       Certificate   of   Designation   (Series   A),   dated  June  9,  2005
          (incorporated by reference to Exhibit 4.1 of the Form 8-K filed on October 20, 2005).

4.2       Certificate   of   Designation   (Series   B),   dated  June  9,  2005
          (incorporated by reference to Exhibit 4.2 of the Form 8-K filed on October 20, 2005).





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